Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE LINDA HUDSON, on behalf of herself and all other similarly situated stockholders of WPX ENERGY, INC., Plaintiff, v. RICHARD E. MUNCRIEF, JOHN A. CARRIG, CLAY M. GASPAR, ROBERT K. HERDMAN, KELT KINDICK, KARL F. KURZ, HENRY E. LENTZ, KIMBERLY S. LUBEL, VALERIE M. WILLIAMS, DAVID F. WORK, and WPX ENERGY, INC., Defendants. C.A. No. 2020-0095-JRS STIPULATION AND [PROPOSED] ORDER REGARDING MOOTNESS FEE REQUEST, NOTICE, AND DISMISSAL WHEREAS, on March 3, 2020, the Court entered an order in the above action (the “Action”) which, among other things, voluntarily dismissed the Action as moot, and retained jurisdiction solely for the purpose of determining Plaintiff’s counsel’s application for an award of attorneys’ fees and reimbursement of expenses (“Plaintiff’s Fee Application”); WHEREAS, the parties have reached an agreement to resolve Plaintiff’s Fee Application;

WHEREAS, Defendants have denied and continue to deny the allegations in the Action and any alleged violations of law or any legal or equitable duty; WHEREAS, Defendants agreed to resolve Plaintiff’s Fee Application solely to avoid the cost and litigation risk associated with opposing Plaintiff’s Fee Application; WHEREAS, the Court requires the parties to provide notice with respect to any agreed-upon payment of attorneys’ fees and expenses in cases in which the underlying claims are dismissed on mootness grounds; and WHEREAS, the Court has not passed (and will not pass) judgment on the amount of the payment to be made in respect of Plaintiff’s Fee Application; NOW, THEREFORE, upon consent of the parties and subject to the approval of the Court: IT IS HEREBY ORDERED this day of , 2020 that:1. WPX Energy, Inc. (“WPX”) shall attach this Stipulation and Order Regarding Mootness Fee Request, Notice, and Dismissal (the “Order”) as an exhibit to a Form 8-K that WPX will file with the United States Securities and Exchange Commission following the entry of this Order. The filing by WPX of this Order as an attachment to a Form 8-K constitutes adequate notice for purposes of Rule 23(e) (the “Notice”).WEIL:\97621834\4\81781.0012

2. WPX shall file with the Court an affidavit that the Notice has been made (the “Affidavit”) in accordance with Paragraph 1 above no later than five (5) business days after the Notice is publicly filed; 3. Upon the filing of the Affidavit:a. The Court will no longer retain jurisdiction over the Action; and b. The Register in Chancery is directed to close this Action on the docket.4. WPX or its designee shall pay Plaintiff’s counsel $60,000 in full satisfaction of Plaintiff’s Fee Application within five (5) business days of the date of the entry of this Order to an account designated by Plaintiff’s counsel. The foregoing payment shall fully satisfy and resolve Plaintiff’s Fee Application, and Plaintiff’s counsel shall not seek any additional fees, expenses, or costs related to this Action from any source.[SIGNATURE PAGE FOLLOWS]

Of Counsel:

D. Seamus Kaskela
KASKELA LAW LLC
18 Campus Boulevard, Suite 100
Newtown Square, PA 19073
(484) 258-1585

/s/ Blake A. Bennett
Blake A. Bennett (#5133)
COOCH AND TAYLOR, P.A.
The Nemours Building
1007 N. Orange Street, Suite 1120
Wilmington, DE 19801
(302) 984-3800

Counsel for Plaintiff

Of Counsel:

John A. Neuwirth
Evert J. Christensen, Jr. (#4996)
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, NY 10153
(212) 310-8000

/s/ Bradley R. Aronstam
Bradley R. Aronstam (#5129)
ROSS ARONSTAM & MORITZ LLP
100 S. West Street, Suite 400
Wilmington, DE 19801
(302) 576-1600

Counsel for Defendants

Dated: September 22, 2020

APPROVED AND SO ORDERED this ___ day of _______________, 2020.

____
Vice Chancellor Joseph R. Slights III

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[Exhibit A]Draft Form of NoticeAs previously reported, in connection with the acquisition of Felix Investments Holdings II, LLC (the “Acquisition”), WPX Energy, Inc. (the “Company”) and the members of its Board of Directors were named as defendants in a putative class action filed in the Delaware Court of Chancery (the “Court”), captioned Hudson v. Muncrief, et al., C.A. No. 2020-0095-JRS. On March 3, 2020, the Court approved the dismissal of the Hudson action as moot following the Company’s filing of certain supplemental disclosures concerning the Acquisition on a Form 8-K filed with the SEC on February 28, 2020. The Court retained jurisdiction to consider any application for attorneys’ fees and expenses submitted by the Hudson action plaintiff or her counsel (the “Fee Request”).On September [●], 2020, the Court granted a Stipulation and Order Regarding Mootness Fee Request, Notice, and Dismissal (the “Order”) in the Hudson Action to resolve the Fee Request. The Order requires that the Company give notice of the Order to its stockholders by filing a copy of the Order as an exhibit to this Current Report on Form 8-K. The Order is filed herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

This document constitutes a ruling of the court and should be treated as such.

Court:	DE Court of Chancery Civil Action
Judge:	Joseph Slights
File & Serve Transaction ID:	65954152
Current Date:	Sep 28, 2020
Case Number:	2020-0095-JRS
Case Name:	CLOSED Linda Hudson on behalf of herself and all other similarly situated stockholders of WPX Energy, Inc. v. Richard E. Muncrief, et al.
Court Authorizer:	Joseph Slights

/s/ Judge Joseph Slights